                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1998

[MORNINGSTAR RATINGS LOGO]

OFFERING INVESTORS THE OPPORTUNITY FOR HIGH
CURRENT INCOME AND PRESERVATION OF CAPITAL

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

   ". . . Thus, the turmoil abroad was responsible for one of the most startling turnarounds in investor psychology we've seen in domestic bond markets for quite a while.  . . . ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
10
REPORT OF INDEPENDENT AUDITORS
11
FINANCIAL STATEMENTS
13
NOTES TO FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                7.80%
CLASS B                                                6.71%
CLASS C                                                7.01%
LIPPER SHORT GOVERNMENT FUNDS CATAGORY AVERAGE*        8.25%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/98   9/30/97
--------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE
    GOVERNMENT FUND CLASS A           $7.91     $7.80
--------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE
    GOVERNMENT FUND CLASS B           $7.87     $7.77
--------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE
    GOVERNMENT FUND CLASS C           $7.89     $7.78
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND RANKINGS AS OF 9/30/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SHORT GOVERNMENT FUNDS CATEGORY*

                      CLASS A   CLASS B    CLASS C
--------------------------------------------------------------------------------
      1-YEAR          #75 of 101 funds      N/A      #88 of 101 funds
--------------------------------------------------------------------------------
      5-YEAR          #40 of 49 funds       N/A      N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1998.

                                  CLASS A    CLASS B   CLASS C
--------------------------------------------------------------------------------
    ONE-YEAR INCOME:               $0.4770   $0.4048   $0.4182
--------------------------------------------------------------------------------
    SEPTEMBER DIVIDEND:            $0.0380   $0.0323   $0.0331
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE+:   5.76%     4.93%     5.03%
--------------------------------------------------------------------------------
    SEC YIELD+:                      4.48%    3.70%     3.94%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

Source: Data provided by Morningstar, Inc., Chicago, IL 312-696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three-years. Please consult the prospectus for a description of investment policies.

DURATION A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

FLIGHT - TO - QUALITY BUYING An event that occurs when investors move assets from foreign equity and foreign bond securities to U.S. Treasuries and other high quality securities in times of global economic uncertainty.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO A PORTFOLIO MANAGER OF KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THROUGHOUT THE FUND'S FISCAL YEAR, TURBULENT INTERNATIONAL MARKETS PROMPTED INVESTORS WORLDWIDE TO FLEE TO THE RELATIVE SAFETY OF U.S. GOVERNMENT BONDS. THE RESULTING DEMAND BOOSTED BOND PRICES AND HELPED THE FUND POST A 7.80 PERCENT TOTAL RETURN FOR THE YEAR (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE).

INVESTORS IN KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND WERE RECENTLY MAILED A PROXY CONTAINING SEVERAL RECOMMENDATIONS BY THE FUND'S BOARD OF TRUSTEES. THESE RECOMMENDATIONS INCLUDED MERGING THE FUND WITH KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND, ALTERING THE FUND'S INVESTMENT POLICIES TO ALLOW BROADER INVESTMENT PARAMETERS, AND CHANGING THE FUND'S NAME TO KEMPER SHORT-TERM GOVERNMENT FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE.

Q     WHAT WERE THE MOST SIGNIFICANT FACTORS THAT AFFECTED THE INVESTMENT
ENVIRONMENT DURING THE FISCAL YEAR?

A     Without a doubt, the most significant impact was felt as a result of instability in foreign bond markets -- first from developments in Asia, then in Latin America and Russia.

      As you may recall, in October 1997 investor concern regarding potential economic and currency problems in Asian countries reached a boiling point. Investors began to realize that the outsized growth in recent years experienced by these countries -- particularly Hong Kong, Thailand, Malaysia and Indonesia -- was supported largely by intense speculation worldwide. This support began to reverse itself in the summer of 1997. In October, the Hong Kong stock market imploded and other countries devalued their currencies.

      As the fiscal year progressed, the Asian crisis spread to other developing economies. Latin American countries also started to experience problems, and most recently, Russia effectively devalued the ruble.

      Ironically, the problems abroad led to strong performance by government bonds in the United States. Global investors opted for the safe haven of U.S. Treasuries, and demand drove Treasury bond prices sharply higher. At the same time, investors expected cheaper foreign goods to put a damper on domestic inflation, and lower exports to impede U.S. economic growth.

      Thus, the turmoil abroad was responsible for one of the most startling turnarounds in investor psychology we've seen in domestic bond markets for quite a while. In early 1998 the U.S. economy appeared to be growing quite rapidly, which indicated steady or perhaps rising interest rates. The troubles in foreign markets changed this perception and suggested an opportunity for lower interest rates in the future, a positive development for bonds. As uncertainty over the direction of global economies increased, so did demand for U.S. government bonds. The result was a powerful rally in Treasuries.

      The culmination of this uncertainty was a 0.25 percent interest rate cut by the Federal Reserve on September 29, which was meant to appease markets and show America's commitment to supporting economies worldwide. Financial markets, however, were expecting more aggressive action and reacted negatively, which caused a drop in bond prices at the end of the fund's fiscal year. Another rate cut followed on October 16, however, and global financial markets rebounded substantially.

PERFORMANCE UPDATE

Q     HOW DID THESE EVENTS AFFECT THE FUND?

A     When we began to suspect that the problems in Asia were going to develop into a worldwide issue, our expectation was that the uncertainty would be a positive sign for "safe haven" investments like U.S. government bonds. So we began to lengthen the fund's duration to help the fund benefit more fully from an expected decline in rates.

      During the remainder of the year, our strategy was to beef up the portfolio's weighting in mortgage paper. Mortgages pay more income than comparable-maturity Treasuries, but they can be more volatile. We looked for issues that provided incrementally better value -- primarily those that offered the same return with less potential risk than other comparable issues. We've monitored the portfolio very closely and tried to buy mortgages intelligently when opportunities presented themselves. During the market's recent volatility, we've been able to pick up some good values that should help the fund perform well going forward.

      We intend to keep the fund modestly overweighted in mortgages for the time being. If interest rates remain relatively stable as we expect, we should be able to maintain a fairly stable share price, and still provide an attractive yield.

Q     WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET FROM HERE?

A     Last year, investors focused on events outside the United States. We expect their focus in the year ahead to turn closer to home. Japan appears as if it is finally taking substantive action to alleviate credit problems and repair the banking sector. Should their efforts be successful, much of the concern that now clouds Southeast Asian markets would be lifted. The International Monetary Fund (IMF) also looks as if it will receive the necessary funding to help other emerging markets, most importantly Russia and Brazil. If overseas markets calm down, that would relieve pressure on global interest rates and possibly allow them to move lower, which would be positive for bonds.

      In the U.S., the static from foreign markets has, to this point, muddied a very favorable environment for government bonds. Inflation remains extremely low and economic growth, while not robust, appears to be solid and sustainable. That would lead us to expect a slow-growth, low-inflation environment that would be beneficial for bonds. We fully expect some additional volatility in the markets as a few big hedge funds unwind some overzealous currency positions. But, overall, the investment climate for fixed-income investors is quite favorable.

PERFORMANCE UPDATE


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED SEPTEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES
CHARGE)

                                                       1 YEAR   5 YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE GOV'T FUND CLASS A        4.07%    4.18%       4.89%       (since 1/10/92)
------------------------------------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE GOV'T FUND CLASS B        3.71     3.86        5.81        (since 2/1/89)
------------------------------------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE GOV'T FUND CLASS C        7.01      n/a        5.33        (since 5/31/94)
------------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]


                           Kemper
                           Short-
                        Intermediate        Merrill
                         Government    Lynch Mortgage/       Consumer
                         Fund Class          GNMA             Price
                             A(1)            Index(+)         Index(++)
1/10/92                     9652             10000             10000
                            9564              9946             10102
                            9926             10321             10167
                           10290             10686             10247
                           10262             10883             10290
                           10548             11018             10413
                           10704             11197             10471
                           10845             11388             10522
                           10826             11437             10573
                           10726             11283             10674
                           10705             11241             10732
                           10755             11330             10834
12/31/94                   10723             11333             10856
                           11050             11804             10979
                           11476             12298             11059
                           11597             12506             11109
                           11930             12878             11131
                           11878             12963             11291
                           11934             12958             11363
                           12090             13188             11443
12/31/96                   12290             13468             11501
                           12320             13530             11603
                           12568             13897             11624
                           12790             14228             11690
                           12993             14507             11697
                           13165             14735             11762
                           13331             14974             11820
9/30/98                    13788             15509             11849

                                  [LINE GRAPH]

                           Kemper
                           Short-        Merrill
                        Intermediate      Lynch
                         Government     Mortgage/      Consumer
                         Fund Class      GNMA            Price
                             B           Index(+)        Index(++)
2/1/89                    10000.00     10000.00      10000.00
                          10140.20      9994.00      10099.00
                          10405.20     10646.00      10248.00
                          10624.30     10772.00      10322.00
                          10760.50     11148.00      10413.00
                          10646.60     11182.00      10628.00
                          10959.40     11544.00      10727.00
                          11131.20     11793.00      10958.00
                          11526.00     12286.00      11049.00
                          11622.60     12578.00      11148.00
                          11784.90     12818.00      11230.00
                          12240.30     13386.00      11329.00
12/31/91                  12807.40     13974.00      11387.00
                          12603.80     13899.00      11503.00
                          13308.30     14422.00      11577.00
                          13437.10     14931.00      11668.00
                          13484.60     14942.00      11718.00
                          13835.90     15398.00      11858.00
                          14073.50     15646.00      11924.00
                          14158.50     15885.00      11982.00
                          14114.90     15983.00      12040.00
                          13999.80     15766.00      12155.00
                          13928.80     15709.00      12221.00
                          13942.70     15833.00      12337.00
12/31/94                  13845.20     15837.00      12362.00
                          14266.60     16495.00      12502.00
                          14749.80     17186.00      12593.00
                          14844.90     17474.00      12651.00
                          15281.00     17993.00      12675.00
                          15173.60     17975.00      12857.00
                          15267.20     18107.00      12940.00
                          15482.10     18430.00      13031.00
                          15617.60     18846.00      13097.00
                          15656.80     18907.00      13212.00
                          15898.70     19420.00      13237.00
                          16147.70     19682.00      13311.00
                          16370.40     20272.00      13320.00
                          16552.70     20591.00      13394.00
                          16700.10     20924.00      13460.00
9/30/98                   17253.10     20673.00      13493.00

                                  [LINE GRAPH]

                           Kemper
                           Short-        Merrill
                        Intermediate      Lynch
                         Government     Mortgage/     Consumer
                         Fund Class       GNMA         Price
                            C(1)         Index(+)      Index(++)
5/31/94                    10000          10000         10000
                           10020          10011         10034
                           10045          10090         10129
                           10000          10093         10149
                           10279          10511         10264
                           10656          10952         10339
                           10762          11136         10386
                           11045          11466         10407
                           10982          11455         10556
                           11014          11539         10624
                           11124          11745         10698
12/31/96                   11298          12010         10753
                           11314          12049         10847
                           11522          12378         10868
                           11706          12670         10929
12/31/97                   11870          12918         10936
                           11989          12122         10997
                           12134          13334         11051
9/30/98                    12527          13811         11078

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

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

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND TO THE MERRILL LYNCH MORTGAGE/GNMA INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

+ THE MERRILL LYNCH MORTGAGE/GNMA INDEX, AN UNMANAGED INDEX, IS COMPRISED OF THE UNIVERSE OF 1-5 YEAR TREASURIES PLUS THE MERRILL LYNCH GNMA INDEX. SOURCE IS BLOOMBERG.

++ THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. IT IS GENERALLY CONSIDERED TO BE A MEASURE OF INFLATION. SOURCE IS TOWERSDATA.

     THE FUND'S SHARES ARE NEITHER INSURED ZNOR GUARANTEED BY THE U.S.
     GOVERNMENT.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

---------------------------------------------------------------------------
                                        ON 9/30/98              ON 9/30/97
---------------------------------------------------------------------------
    MORTGAGE-BACKED                         57%                     42%
---------------------------------------------------------------------------
    GOVERNMENTS:
     SHORT-TERM                              8                      45
---------------------------------------------------------------------------
    INTERMEDIATE-TERM                       18                      11
---------------------------------------------------------------------------
    CORPORATE BONDS                          9                       2
---------------------------------------------------------------------------
    CASH AND EQUIVALENTS                     8                      --
---------------------------------------------------------------------------
                                           100%                    100%

                                     [PIE CHART]          [PIE CHART]
                                      ON 9/30/98           ON 9/30/97
YEARS TO MATURITY

---------------------------------------------------------------------------
                                        ON 9/30/98              ON 9/30/97
---------------------------------------------------------------------------
    LESS THAN 3 YEARS                       28%                     57%
---------------------------------------------------------------------------
    3-10 YEARS                              62                      43
---------------------------------------------------------------------------
    CASH AND EQUIVALENTS                    10                      --
---------------------------------------------------------------------------
                                           100%                    100%

                                     [PIE CHART]               [PIE CHART]
                                      ON 9/30/98                ON 9/30/98

AVERAGE MATURITY

---------------------------------------------------------------------------------
                                        ON 9/30/98              ON 9/30/97
---------------------------------------------------------------------------------
    AVERAGE MATURITY                    4.1 years               3.5 years
---------------------------------------------------------------------------------

*    PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------
                                                                           COUPON                      PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS          TYPE                               RATE        MATURITY        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL                   Pass-through
    MORTGAGE ASSOCIATION - 40.7%          Certificates                      6.50%       2013            $20,815       $ 21,352
    (Cost: $71,132)                                                         7.00        2015-2028        32,174         33,060
                                                                            7.50        2028              9,282          9,621
                                                                            9.00        2019-2022         7,383          7,877
                                                                            9.50        2016-2020            33             35
                                          ------------------------------------------------------------------------------------
                                                                                                                        71,945
------------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                          Bonds                          11.875        2003             17,800         23,785
    SECURITIES - 25.6%                     Notes                            6.25        2001             12,600         13,169
    (Cost: $44,020)                                                         7.50        2002              7,500          8,276
                                           -----------------------------------------------------------------------------------
                                                                                                                        45,230
------------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL                     Agency notes                       5.10        2000             10,000         10,067
    MORTGAGE ASSOCIATION - 13.9%                                            6.50        2027-2028           252            255
    (Cost: $24,620)                      Pass-through
                                         Certificates                       8.50        2005             10,000         10,437
                                                                            9.25        2018              3,659          3,902
                                         -------------------------------------------------------------------------------------
                                                                                                                        24,661
------------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN                    Pass-through
    MORTGAGE CORPORATION - 2.6%          Certificates                       6.50        2027-2028         4,589          4,672
    (Cost: $4,617)                       -------------------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS--82.8%
                                         (Cost: $144,389)                                                              146,508
                                         -------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS - 8.7%         Chase Manhattan Auto Owner
    (Cost: $15,209)                      Trust                              5.80        2003              6,500          6,636
                                         Contifinancial Corp.               5.687       2013              3,600          3,600
                                         World Omni Automobile
                                         Lease Securitization Trust         6.90        2003              4,991          5,109
                                         -------------------------------------------------------------------------------------
                                                                                                                        15,345
------------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENTS             Yield--4.95% to 5.44%
                                         Due--October 1998
                                         Federal Home Loan Bank                                           6,400          6,400
                                         Federal National Mortgage Association                            6,500          6,493
                                         -------------------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--7.3%
                                         (Cost: $12,892)                                                                12,893
                                         -------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.8%
                                         (Cost: $172,490)                                                              174,746
                                         -------------------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.2%                                   2,124
                                         -------------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                             $176,870
                                         -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $172,490,000 for federal income tax purposes at September 30, 1998, the gross unrealized appreciation was $2,402,000, the gross unrealized depreciation was $146,000 and the net unrealized appreciation on investments was $2,256,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short-Intermediate Government Fund, a series of Kemper Portfolios, as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short-Intermediate Government Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $172,490)                                                $174,746
------------------------------------------------------------------------
Cash                                                               3,675
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 5,322
------------------------------------------------------------------------
  Fund shares sold                                                 3,604
------------------------------------------------------------------------
  Interest                                                         2,029
------------------------------------------------------------------------
    TOTAL ASSETS                                                 189,376
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Dividends                                                          189
------------------------------------------------------------------------
  Investments purchased                                            8,741
------------------------------------------------------------------------
  Fund shares redeemed                                             3,307
------------------------------------------------------------------------
  Management fee                                                      79
------------------------------------------------------------------------
  Distribution services fee                                           51
------------------------------------------------------------------------
  Administrative services fee                                         34
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              79
------------------------------------------------------------------------
  Trustees' fees                                                      26
------------------------------------------------------------------------
    Total liabilities                                             12,506
------------------------------------------------------------------------
NET ASSETS                                                      $176,870
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $197,264
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (22,908)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         2,256
------------------------------------------------------------------------
Undistributed net investment income                                  258
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $176,870
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($91,774 / 11,601 shares outstanding)                            $7.91
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.20
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($76,020 / 9,663 shares outstanding)                             $7.87
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($9,076 / 1,150 shares outstanding)                              $7.89
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $11,403
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    920
-----------------------------------------------------------------------
  Distribution services fee                                         742
-----------------------------------------------------------------------
  Administrative services fee                                       396
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            661
-----------------------------------------------------------------------
  Professional fees                                                  27
-----------------------------------------------------------------------
  Reports to shareholders                                            92
-----------------------------------------------------------------------
  Trustees' fees and other                                           23
-----------------------------------------------------------------------
    Total expenses                                                2,861
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             8,542
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------
 Net realized loss on sales of investments                         (468)
-----------------------------------------------------------------------
 Net realized gain from futures transactions                        621
-----------------------------------------------------------------------
  Net realized gain                                                 153
-----------------------------------------------------------------------
 Change in net unrealized appreciation on investments             2,930
-----------------------------------------------------------------------
Net gain on investments                                           3,083
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,625
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED SEPTEMBER 30,
                                                                  1998               1997
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  8,542             10,988
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           153             (5,257)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            2,930              3,620
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              11,625              9,351
-------------------------------------------------------------------------------------------
Net equalization charges                                              --               (370)
-------------------------------------------------------------------------------------------
Distribution from net investment income                           (9,358)           (11,368)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            3,203            (30,234)
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            5,470            (32,621)
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                171,400            204,021
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$258 and $1,608, respectively)                                  $176,870            171,400
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Short-Intermediate Government Fund is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not covert into another class. Class I shares (none sold through September 30, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. If no sales occurred, the options contract is valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is

NOTES TO FINANCIAL STATEMENTS

                             determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1998, the Fund had a tax basis net loss carryforward of approximately $22,570,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to October 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of October 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in capital previously reported through September 30, 1997 by $757,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of .55% of the first
                             $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $920,000 for the year ended September 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement

NOTES TO FINANCIAL STATEMENTS

                             through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                       COMMISSIONS      COMMISSIONS ALLOWED
                                                                     RETAINED BY KDI      BY KDI TO FIRMS
                                                                     ---------------   ----------------------
                             Year ended September 30, 1998               $6,000               147,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                     DISTRIBUTION FEES      COMMISSIONS AND
                                                                         AND CDSC          DISTRIBUTION FEES
                                                                      RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                     -----------------   ---------------------
                             Year ended September 30, 1998               $939,000               296,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY
                                                                        THE FUND TO           ASF PAID BY
                                                                            KDI              KDI TO FIRMS
                                                                     -----------------   ---------------------
                             Year ended September 30, 1998               $396,000               399,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $515,000 for the year ended September 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended September 30, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $581,727

                             Proceeds from sales                         606,442

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                    YEAR ENDED SEPTEMBER 30,
                                                              1998                            1997
                                                      ---------------------           ---------------------
                                                      SHARES        AMOUNT            SHARES        AMOUNT
                             ------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                  6,941       $ 53,680            2,255       $ 18,889
                             ------------------------------------------------------------------------------
                              Class B                  3,092         24,037            2,120         16,310
                             ------------------------------------------------------------------------------
                              Class C                    729          5,703              520          4,058
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                    404          3,158              255          1,994
                             ------------------------------------------------------------------------------
                              Class B                    471          3,679              815          6,352
                             ------------------------------------------------------------------------------
                              Class C                     28            224               28            219
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                 (6,142)       (47,960)          (2,989)       (23,165)
                             ------------------------------------------------------------------------------
                              Class B                 (4,807)       (36,865)          (6,668)       (52,945)
                             ------------------------------------------------------------------------------
                              Class C                   (314)        (2,453)            (250)        (1,946)
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                  4,458         34,807            1,985         15,533
                             ------------------------------------------------------------------------------
                              Class B                 (4,483)       (34,807)          (1,994)       (15,533)
                             ------------------------------------------------------------------------------
                              NET INCREASE (DECREASE)
                              FROM CAPITAL SHARE
                              TRANSACTIONS                         $  3,203                        $(30,234)
                             ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At September 30, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $167,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following long futures position open at September 30, 1998.

                                                           FACE                EXPIRATION
                                       TYPE               AMOUNT                 MONTH             GAIN
                             ----------------------------------------------------------------------------
                             Eurodollar                 $15,359,000           December '99       $137,000
                             ----------------------------------------------------------------------------
                             U.S. Treasury Note           4,671,000           December '98        187,000
                             ----------------------------------------------------------------------------
                             U.S. Treasury Bond           2,589,000           December '98         40,000
                             ----------------------------------------------------------------------------
                               TOTAL                                                             $364,000
                             ----------------------------------------------------------------------------

                                                                           CLASS A
                                                        YEAR ENDED         TWO MONTHS     YEAR ENDED
                                                       SEPTEMBER 30,          ENDED        JULY 31,
                                                    -------------------   SEPTEMBER 30,   -----------
                                                    1998    1997   1996       1995        1995   1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $7.80   7.89   8.08       8.09        8.11   8.63
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .42    .51    .54        .09         .54    .48
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .17   (.07)  (.20)      (.01)       (.03)  (.44)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .59    .44    .34        .08         .51    .04
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .48    .53    .53        .09         .53    .45
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --     --     --         --          --    .11
---------------------------------------------------------------------------------------------------------
Total dividends                                       .48    .53    .53        .09         .53    .56
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.91   7.80   7.89       8.08        8.09   8.11
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        7.80%  5.80   4.25       1.00        6.58    .41
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                             1.14%  1.19   1.15       1.05        1.06   1.06
---------------------------------------------------------------------------------------------------------
Net investment income                                5.67%  6.61   6.65       6.56        6.65   5.85
---------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                        YEAR ENDED         TWO MONTHS     YEAR ENDED
                                                       SEPTEMBER 30,          ENDED        JULY 31,
                                                    -------------------   SEPTEMBER 30,   -----------
                                                    1998    1997   1996       1995        1995   1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $7.77   7.85   8.05       8.06        8.08   8.61
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .37    .46    .46        .08         .47    .40
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .13   (.07)  (.20)      (.01)       (.03)  (.44)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .50    .39    .26        .07         .44   (.04)
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .40    .47    .46        .08         .46    .38
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --     --     --         --          --    .11
---------------------------------------------------------------------------------------------------------
Total dividends                                       .40    .47    .46        .08         .46    .49
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.87   7.77   7.85       8.05        8.06   8.08
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        6.71%  5.11   3.28        .87        5.68   (.48)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                             2.11%  2.02   1.97       1.91        1.87   1.93
---------------------------------------------------------------------------------------------------------
Net investment income                                4.70%  5.78   5.83       5.70        5.84   4.95
---------------------------------------------------------------------------------------------------------

FINANCIAL Highlights

FINANCIAL HIGHLIGHTS

                                             -----------------------------------------------------------------------
                                                                             CLASS C
                                             -----------------------------------------------------------------------
                                                                                                YEAR     MAY 31
                                                                                TWO MONTHS      ENDED      TO
                                                YEAR ENDED SEPTEMBER 30,           ENDED        JULY      JULY
                                             -------------------------------   SEPTEMBER 30,     31,       31,
                                                1998        1997      1996         1995         1995      1994
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.78        7.86      8.06         8.06         8.08      8.09
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .37         .47       .47          .09          .47       .07
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          .16        (.07)     (.20)        (.01)        (.03)     (.01)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .53         .40       .27          .08          .44       .06
--------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income       .42         .48       .47          .08          .46       .07
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $7.89        7.78      7.86         8.06         8.06      8.08
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     7.01%       5.24      3.36         1.00         5.73       .77
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                          1.84%       1.86      1.85         1.74         1.78      1.83
--------------------------------------------------------------------------------------------------------------------
Net investment income                             4.97%       5.94      5.95         5.87         5.93      5.54
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED               TWO MONTHS
                                                      SEPTEMBER 30,                ENDED       YEAR ENDED JULY 31,
                                             -------------------------------   SEPTEMBER 30,   -------------------
                                                1998        1997      1996         1995          1995       1994
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)    $176,870     171,400   204,021      239,619      246,248    266,640
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               337%        164       180          173          597        916
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1998.

TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES & OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY                   LINDA J. WONDRACK
Chairman and Trustee        President                        Vice President

DAVID W. BELIN              PHILIP J. COLLORA                MAUREEN E. KANE
Trustee                     Vice President and               Assistant Secretary
                            Secretary
LEWIS A. BURNHAM                                             CAROLINE PEARSON
Trustee                     JOHN R. HEBBLE                   Assistant Secretary
                            Treasurer
DONALD L. DUNAWAY                                            ELIZABETH C. WERTH
Trustee                     JERARD K. HARTMAN                Assistant Secretary
                            Vice President
ROBERT B. HOFFMAN                                            BRENDA LYONS
Trustee                     THOMAS W. LITTAUER               Assistant Treasurer
                            Vice President
DONALD R. JONES
Trustee                     ANN M. MCCREARY
                            Vice President
SHIRLEY D. PETERSON
Trustee                     ROBERT C. PECK, JR.
                            Vice President
WILLIAM P. SOMMERS
Trustee                     KATHRYN L. QUIRK
                            Vice President
EDMOND D. VILLANI
Trustee                     RICHARD L. VANDENBERG
                            Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



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